UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 5, 2005
                                                       (December 29, 2004)

                                   LMIC, Inc.
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             (Exact name of registrant as specified in its charter)

           DELAWARE                      0-26186                84-1029 987
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                      Identification No.)


                 6435 Virginia Manor Road, Beltsville, MD 20705
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          (Address of principal executive offices, including zip code)

                                 (240) 264-8310
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communication pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR  240.13e-4(c))


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FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

This Current Report includes  forward-looking  statements  within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements regarding LMIC, Inc. and its subsidiaries' and affiliates' (collectively, the "Company") expected future financial position, results of operations, cash flows, financing plans, business strategy, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain and readers must recognize that actual results may differ materially from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ from those in the forward-looking statement include those set forth in the Company's most recent Annual Report on Form
10-KSB, and also include the Company's ability to fund its operations, to generate additional sales, to obtain waivers of existing defaults under its debt documents, actions of the Company's competitors and changes in general economic conditions. Many of these factors are outside the Company's control.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATIONS UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On December 29, 2004, the Company (as the "Borrower") and Kwok Leung-Li, its chairman of the board and chief executive officer (as a guarantor of the Company's obligations, and with the Borrower, the "Obligors") and Branch Banking and Trust Company (the "Lender") entered into a Loan Modification Agreement (the "Modification Agreement"), which extended the due date for interest payments under a certain Note and related Loan Documents (each as defined in the Modification Agreement), on which the Borrower had been in default from September, 2004 through December, 2004. In consideration for the Lender's agreement to waive the default described above, the Borrower agreed to the acceleration of the maturity of the entire amount due under the Note from June 1, 2005 to March 31, 2005. As of December 28, 2004, the principal amount due under the Note was $2,365,734.67

         In connection with the execution of the Modification Agreement, the Borrower agreed to pay the Lender a $15,000 extension fee on or before January 17, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired.

                  Not applicable.

         (b) Pro forma financial information

                  Not applicable.

         (c)      Exhibits

         The Exhibits to this Current Report are listed in the Exhibit Index below, which Exhibit Index is incorporated herein by this reference.


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                                  EXHIBIT INDEX

Exhibit  No.      Description
-------  ---      -----------

    99.1 Loan Modification Agreement, dated as of December 29, 2004, by and among the Company and Kwok Leung-Li as the "Obligors" and Branch Banking and Trust Company as the "Lender".


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 5, 2005

                                   LMIC, INC.

                                   By: /s/ Luis Negrete
                                   ------------------------------------------
                                   Name: Luis Negrete

                                   Title: President & Chief Operating Officer